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[PICTURE APPEARS HERE]





               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
             INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO


                                                           CUSIP NO. 817319 30 4


                                                            [SEAL APPEARS HERE]

                           Septima Enterprises, Inc.

                  AUTHORIZED COMMON STOCK: 25,000,000 SHARES
                                 NO PAR VALUE


THIS CERTIFIES THAT


IS THE RECORD HOLDER OF


             - Shares of Septima Enterprises, Inc. common stock -

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:
      ---------------------------


            [COLORADO CORPORATE SEAL OF SEPTIMA ENTERPRISES, INC.]


/s/ [SIGNATURE APPEARS HERE]                    /s/ [SIGNATURE APPEARS HERE]
------------------------------                  ------------------------------
                     SECRETARY                                       PRESIDENT


     INTERWEST TRANSFER CO. INC. P.O. BOX 17136/SALT LAKE CITY, UTAH 84117

                          COUNTERSIGNED & REGISTERED



              ---------------------------------------------------
              COUNTERSIGNED Transfer Agent Authorized Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


              TEN COM -- as tenants in common
              TEN ENT -- as tenants by the entireties
              JT TEN -- as joint tenants with right of survivorship
                        and not as tenants in common

              UNIF GIFT MIN ACT -- .................Custodian..............
                                       (Cust)                  (Minor)

                                     under Uniform Gifts to Minors

                                     Act..........................
                                                (State)

    Additional abbreviations may also be used though not in the above list.

              For Value Received, ________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
   --------------------------------------

   --------------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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__________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------


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           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                   NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER